THIRD AMENDMENT
                                TO REVOLVING NOTE

      THIS THIRD AMENDMENT TO REVOLVING NOTE ("Third Amendment"), made as of January 24, 2001, by and among United Industrial Corporation, a Delaware corporation, having an address of 570 Lexington Avenue, New York, New York 10022, and AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., and AAI MICROFLITE Simulation International Corporation (collectively, the "Borrower"), and First Union Commercial Corporation, a North Carolina Corporation (the "Lender").

                                    RECITALS

      A. United Industrial Corporation and certain of its subsidiaries entered into a Revolving Note, dated as of June 11, 1997, in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) made payable to the order of First Union Commercial Corporation, as amended by First Amendment to Revolving Note, dated as of March 31, 2000 and as further amended by a Second Amendment to Revolving Note, dated as of November 14, 2000 (the "Revolving Note").

      B. The Revolving Note evidences Borrower's obligations to repay advances of principal made by the Lender under a Revolving Line of Credit Loan Agreement Term Loan Agreement and Security Agreement, dated June 11, 1997, as amended by that certain First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of October 1, 1998, and by that certain Second Amendment to Revolving Line of Credit Loan Agreement Term Loan Agreement and Security Agreement dated as of December 31, 1998, and by that certain Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, made as of March 31, 2000, and by that certain Fourth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of September 21, 2000, and by that certain Fifth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of November 14, 2000, and by that certain Sixth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, of even date herewith (the "Loan Agreement"). The Revolving Note is governed, in part, by certain provisions of the Loan Agreement.

      C. The Borrower and the Lender desire to amend the Revolving Note for the purpose of increasing the principal amount of the Revolving Note and for certain other purposes hereinafter set forth.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Capitalized terms used in this Third Amendment but not defined herein have the meanings ascribed to them in the Revolving Note.

2. The maximum principal sum owing under the Revolving Note is hereby modified and increased from Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) to Twenty Five Million Three Hundred Forty Two Thousand and 00/100 Dollars ($25,342,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Loan Agreement, together with interest thereon at the rate or rates set forth in the Revolving Note.

3. Except as modified by this Third Amendment, the Revolving Note remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Revolving Note, as modified by this Third Amendment.

4. In consideration of Lender's agreement to this Third Amendment, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Third Amendment arising out of or relating to the Loan Agreement or the Revolving Note, as amended by this Third Amendment.

5. ARBITRATION. UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS BETWEEN PARTIES HERETO (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, A DISPUTE AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, OR CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS

      LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF THE ARBITRATION RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. ARBITRATORS SHALL BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE APPLICABLE FEDERAL OR STATE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE WITHOUT DIMINUTION, CERTAIN REMEDIES THAT ANY PARTY MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS BROUGHT. THE PARTIES SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (1) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (2) ALL RIGHTS OF SELF HELP, INCLUDING WITHOUT LIMITATION, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SETOFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (3) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (4) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO ANY PARTY'S ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST OTHER PARTIES IN ANY DISPUTE, AND THEY HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

6. Lender has executed this Third Amendment for the sole purpose of evidencing its consent hereto, and not for the purpose of becoming liable on the Revolving Note as a co-maker, endorser or guarantor.

7. This Third Amendment may be signed in several counterparts which, when executed, shall constitute a single agreement. A counterpart containing a facsimile signature shall be effective to the same extent as if it were a counterpart containing an original signature, but shall be confirmed promptly with a counterpart containing an original signature.


BORROWER:                           UNITED INDUSTRIAL CORPORATION


                                    By  /s/ James Perry
                                       ---------------------------------
                                          James Perry, Vice President


                                    AAI CORPORATION


                                    By  /s/ James Perry
                                       ---------------------------------
                                          James Perry, Vice President


                                    AAI ENGINEERING SUPPORT, INC.


                                    By: /s/ Richard Erkeneff
                                       ---------------------------------
                                         Richard Erkeneff, President


                                    AAI/ACL TECHNOLOGIES, INC.


                                    By: /s/ Thomas E. Wurzel
                                       ---------------------------------
                                          Thomas E. Wurzel, President


                                    AAI/ACL TECHNOLOGIES EUROPE LIMITED


                                    By: /s/ Thomas E. Wurzel
                                       ---------------------------------
                                          Thomas E. Wurzel, President


                                    DETROIT STOKER COMPANY


                                    By  /s/ James Perry
                                       ---------------------------------
                                          James Perry, Vice President

                                    MIDWEST METALLURGICAL LABORATORY,
                                    INC.


                                    By: /s/ James Perry
                                       ---------------------------------
                                          James Perry, Vice President


                                    AAI MICROFLITE Simulation International
                                    Corporation


                                    By: /s/ Stanley J. Mecinski, Jr.
                                       ---------------------------------
                                          Stanley J. Mecinski, Jr.
                                          Assistant Secretary and Assistant
                                          Treasurer


CONSENTED TO:                       FIRST UNION COMMERCIAL CORPORATION


                                    By: /s/ Barbara Van Meerten
                                       ----------------------------------------
                                          Barbara Van Meerten, Vice President


STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit:

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that James Perry, whose name is signed to the writing above, bearing date as of January 26, 2001, as Vice President of United Industrial Corporation, Vice President of AAI Corporation, Vice President of Detroit Stoker Company, and Vice President of Midwest Metallurgical Laboratory, Inc., has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004

STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit:

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that Richard Erkeneff, whose name is signed to the writing above, bearing date as of January 26, 2001, as President of AAI Engineering Support, Inc., has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004


STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit:

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that Thomas E. Wurzel, whose name is signed to the writing above, bearing date as of January 26, 2001, as President of AAI/ACL Technologies, Inc., and President of AAI/ACL Technologies Europe Limited has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004


STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit:

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that Stanley J. Mecinski, Jr., whose name is signed to the writing above, bearing date as of January 26, 2001, as Assistant Secretary and Assistant Treasurer of AAI MICROFLITE Simulation International Corporation has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004